EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Spirit AeroSystems Holdings, Inc. (the "Company") on Form 10-K for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sanjay Kapoor, as Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sanjay Kapoor
Sanjay Kapoor
Executive Vice President and Chief Financial Officer
Date: February 10, 2017